SCHEDULE 14A

                           Proxy Statement Pursuant to
                              Section 14(a) of the
                             Securities Exchange Act
                            of 1934 (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                 AMPLIDYNE, INC.
                (Name of Registrant As Specified in its Charter)

           DEVENDAR S. BAINS, CHIEF EXECUTIVE OFFICER, AMPLIDYNE, INC.
                 (Name of Person(s) Filing the Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)      Title of each class of securities to which transaction applies:

                 N/A
        -----------------------------------------------------------------------

2)      Aggregate number of securities to which transaction applies:

                 N/A
        -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                 N/A
        -----------------------------------------------------------------------

4)      Proposed maximum aggregate value of transaction:

                 N/A
        -----------------------------------------------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

            1)  Amount Previously Paid:
                           N/A
                ---------------------------------------------------------------

            2)  Form, Schedule or Registration Statement No.:
                           N/A
                ---------------------------------------------------------------

            3)  Filing Party:
                           N/A
                ---------------------------------------------------------------

            4)  Date Filed:
                           N/A
                ---------------------------------------------------------------

                                AMPLIDYNE, INC.
                               59 LAGRANGE STREET
                               RARITAN, NJ 08869

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 28, 2000

TO THE STOCKHOLDERS OF AMPLIDYNE, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Amplidyne, Inc., a Delaware corporation (the "Company"), has been called for and will be held on December 28, 1999, at the Company's offices located at 59 LaGrange Street, Raritan, NJ 08869, at 11:00 a.m., Eastern Standard Time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

         1. To elect four (4) directors to the Board of Directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified;

         2. To approve an amendment to the Company's 1996 Incentive Option Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,500,000 shares to 1,850,000 shares;

         3. To ratify the appointment by the Board of Directors of Grant Thornton, LLP as the Company's independent certified public accountants for the current fiscal year; and

         4. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on November 21, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available for the examination of any stockholder at the Company's offices at 59 LaGrange Street, Raritan, NJ 08869 for ten days prior to December 28, 2000 and at the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

November 30, 2000                       Devendar S. Bains,
                                        President

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, NEW YORK, NEW YORK 10005. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE ANNUAL MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                 AMPLIDYNE, INC.
                               59 LAGRANGE STREET
                                RARITAN, NJ 08869

                                 PROXY STATEMENT

INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Amplidyne, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Company's offices located at 59 LaGrange Street, Raritan, NJ 08869, on December 28, 2000 at 11:00 a.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect four (4) directors to the Board of Directors of the Company to hold office until the next annual meeting of stockholders,
(ii) to approve an amendment to the Company's 1996 Incentive Option Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,500,000 shares to 1,850,000 shares, (iii) to ratify the appointment by the Board of Directors of Grant Thornton, LLP as the Company's independent certified public accountants for the current fiscal year, and (iv) to consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof. THE COMPANY'S BOARD OF DIRECTORS HAS TAKEN UNANIMOUS AFFIRMATIVE ACTION WITH RESPECT TO EACH OF THE FOREGOING PROPOSALS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS. Only holders of record of Common Stock, par value $.0001 per share ("Common Stock"), of the Company at the close of business on November 21, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 59 LaGrange Street, Raritan, NJ 08869 and its telephone number is (908) 253-6870. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is November 30, 2000. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, including audited financial statements, and the Company's Quarterly Reports on Form 10-QSB for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000, are being sent to stockholders together with this Proxy Statement.

VOTING REQUIREMENTS

         The securities of the Company entitled to vote at the meeting consist of shares of its Common Stock. Each share of Common Stock is entitled to one vote on all matters. As of the Record Date, there were outstanding 7,463,841 shares of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, the Company had approximately 85 holders of record which includes a total of approximately 2,900 beneficial holders of Common Stock.

         The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The (i) nominees to be selected as Directors named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to such Proposal, and (ii) approval of the amendment to the Company's 1996 Incentive Option Plan described in Proposal 2 and the ratification of the Company's auditors contained in Proposal 3 must receive the affirmative vote of a majority of the eligible votes cast at the Annual Meeting with respect to such Proposals. Abstentions and broker non-votes will have no effect with respect to any of the Proposals. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1,2 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing the Notice of Annual Meeting, Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. THE BOARD OF DIRECTORS DOES NOT KNOW OF ANY MATTER TO BE PROPOSED FOR ACTION AT THE ANNUAL MEETING OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

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

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Company's Board of Directors presently consists of four (4) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

                  The Board of Directors has nominated four (4) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the four (4) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The proxies will be voted for the election of the four
(4) nominees listed below as directors of the Company unless otherwise specified on the proxy form provided. The vote of a plurality of the eligible votes cast at the Annual Meeting with respect to the nomination of the four (4) nominees will be necessary for their election as directors of the Company. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

BIOGRAPHICAL SUMMARIES OF NOMINEES FOR THE BOARD OF DIRECTORS

DEVENDAR S. BAINS has been Chairman of the Board, President, Chief Executive Officer, Treasurer and a director of the Company since its inception in 1988. From 1983 to 1988 Mr. Bains was Group Project Leader of Amplifier division of Microwave Semiconductor Corporation. Previously, Mr. Bains was employed at G.E.C. in Coventry, England. Mr. Bains received a Bachelors Degree in Electronic Engineering from Sheffield University, England, and a Masters Degree in Microwaves and Communications from the University of Leeds and Sheffield, England. Mr. Bains is the brother of Tarlochan Bains and the husband of Nirmal Bains.

TARLOCHAN BAINS has been Vice President of Sales and Marketing and a director since 1991. Previously, Mr. Bains was Technical Manager at Land Rover in Solihull, England. He has a Bachelors Degree in Mechanical Engineering from Hatfield Polytechnic, England and a Masters Degree in Automotive Engineering from Cranfield Institute of Technology, England. Mr. Bains is the brother of Devendar S. Bains and the brother-in-law of Nirmal Bains.

CHARLES J. RITCHIE was elected to the Board of Directors of the Company in February 1998. Mr. Ritchie has had a 32 year career with Lucent Technologies, formerly AT&T, with assignments that included Product Management, Account Management, AT&T Divestiture Planning, National Cellular Sales Manager for non-Wireline Companies, International Wireless Product Support, and many others. Since 1992, Mr. Ritchie has been an International Business Development director for Europe, Middle East and Africa for the Network Wireless Division at Lucent Technologies. Marketing, Sales and Business Development education and experience were accrued over his business career. Mr. Ritchie received a Bachelors Degree in Electrical Engineering at Youngstown University and continued with graduate work in Electrical Engineering at Ohio State University.

MANISH V. DETROJA was elected to the Board of Directors of the Company in February 1998. Mr. Detroja has been with Current Circuits Inc. ("CCI"), a private company engaged in the manufacturing of printed circuit boards for the electric industry, since its inception in May of 1989. From 1989-1993 Mr.

Detroja was the production manager for CCI and from 1993-1996 he was its sales manager for the entire United States. His is currently is President and Chief Executive Officer. Mr. Detroja is a graduate of Temple University and has a B.S. in Electrical Engineering Technology.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. DEVENDAR BAINS, TARLOCHAN BAINS, CHARLES J. RITCHIE AND MANISH V. DETROJA. UNLESS OTHERWISE INSTRUCTED OR UNLESS AUTHORITY TO VOTE IS WITHHELD, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES.


DIRECTORS AND EXECUTIVE OFFICERS

         The names and ages of the directors, executive officers, significant employees and promoters of the Company are set forth below. All directors are elected annually by the stockholders to serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified. Officers are elected annually by the Board of Directors to serve at the pleasure of the Board.

NAME                    AGE        POSITION(S) WITH THE COMPANY

Devendar S. Bains*      50         Chairman of the Board, President, Chief
                                   Executive Officer, Treasurer and Director

Tarlochan Bains         51         Vice President-Sales & Marketing and Director

Nirmal Bains            44         Secretary

Charles J. Ritchie*     58         Director

Manish V. Detroja*      34         Director

*  Member of the Compensation Committee and Audit Committee.

BIOGRAPHICAL SUMMARIES

See "Biographical Summaries for Nominees for the Board of Directors" above for biographical summaries of Messrs. Devendar Bains, Tarlochan Bains, Charles Ritchie and Manish Detroja.

NIRMAL BAINS has been Secretary of the Company since 1989. She has a degree in Computer Programming from Cittone Institute in New Jersey. Mrs. Bains is the wife of Devendar S. Bains and the sister-in-law of Tarlochan Bains.

         The Company has established a compensation committee and an audit committee. The compensation committee reviews executive salaries, administers any bonus, incentive compensation and stock option plans of the Company, including the Amplidyne, Inc. 1996 Incentive Stock Option Plan, and approves the salaries and other benefits of the executive officers of the Company. In addition, the compensation committee consults with the Company's management regarding pension and other benefit plans, and compensation policies and practices of the Company. The compensation committee consists of Devendar S. Bains, Charles J. Ritchie and Manish J. Detroja.

         The audit committee reviews, among other matters, the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The audit committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The audit committee has adopted an Audit Committee Charter which is attached to this Proxy Statement as Appendix A.

         The audit committee has reviewed and discussed the audited financial statements included in the Company's Form 10-KSB for the fiscal year ended December 31, 1999 with management. The audit committee has received the written disclosures and the letter from the independent accountants reviewed by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the auditors the auditors' independence.

         Based on the review and discussions noted above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company 1999 Form 10-KSB.

         The audit committee consists of three members, two of whom (Messrs. Ritchie and Detroja) are "independent" (as defined in the listing standards maintained by the Nasdaq Stock Market). Mr. Devendar Bains is the third member of the committee.

         Each director of the Company is entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company. The directors receive no other compensation for serving on the Board of Directors. The members of the Board of Directors intend to meet at least quarterly during the Company's fiscal year, and at such other times duly called.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate compensation paid by the Company for the years ended December 31, 1997, 1998 and 1999 for its Chief Executive Officer. No other employee received compensation in excess of $100,000. Each director of the Company is entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company but are not compensated for services provided in their capacities as directors.

                                                                                              Long Term Compensation
                                                                                       -------------------------------------
                                               Annual Compensation           Awards       Securities       Payouts
                                               -------------------         ---------------------------------------
                                                                                          Underlying
                                                                           Restricted         LTIP           All
Name of Individual                                        Other Annual        Stock       Options/SAR       Other
And Principal Position        Year     Salary    Bonus    Compensation       Awards           S(#)         Payouts      Comp
                            ------------------------------------------     ----------     ----------------------------------
Devendar S. Bains,            1999    $85,000     ---      $ 20,000(1)        ---             ---            ---        ---
Chairman                                                   $ 77,000(2)
Chief Executive Officer,      1998    $85,000     ---      $ 20,000(1)        ---             ---            ---        ---
President and Treasurer                                    $167,000(3)
                              1997    $85,000     ---      $ 20,000(1)        ---             ---            ---        ---

------------

(1) Represents payment for health insurance and automobile insurance lease payments on behalf of such individual but does not include deferred compensation (See note H-3 to the financial statements on Form 10-KSB).
(2) Represents the fair value of shares of Common Stock in lieu of cash payment of the amount owed for deferred compensation - 27,787 shares in the aggregate.
(3) Represents the fair value of shares of Common Stock in lieu of cash payment of the amount owed for deferred compensation - 144,000 shares in the aggregate.

EMPLOYMENT AGREEMENTS

         The Company has entered into five-year employment agreements commencing May 1, 1996 with each of Devendar Bains (Chairman, Chief Executive Officer, President and Treasurer), Tarlochan Bains (Vice President - Sales & Marketing), and Nirmal Bains (Secretary). The employment agreements provide for annual base salaries of $162,000, $100,000 and $50,000 with respect to Devendar Bains, Tarlochan Bains and Nirmal Bains, respectively. The employment agreements provide for discretionary bonuses to be determined in the sole discretion of the Board of Directors and contain covenants not to compete with the Company for a two year period following termination of employment.

         In June 1998, the Company issued 40,000 shares of Common Stock to Devendar S. Bains, the Company's President and Chief Executive Officer, in consideration of the forgiveness by Mr. Bains of $50,000 of accrued salary owed to him.

         On December 31, 1998, accrued and unpaid salary in the aggregate amount of $195,000 owed as of September 30, 1998 to Devendar S. Bains ($117,000), Tarlochan Bains ($54,600) and Nirmal Bains ($23,400), were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 104,000, 48,533 and 20,800 shares, respectively, to such persons (based upon the closing sales price of the Common Stock as of September 30, 1998).

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

         On March 31, 1999, accrued and unpaid salary in the aggregate amount of $20,717 owed as of December 31, 1998 to Devendar S. Bains ($10,566), Tarlochan Bains ($6,629) and Nirmal Bains ($3,522) were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 4,025, 2,526 and 1,342 shares, respectively, to such persons (based upon the closing sales price of the Common Stock as of March 31, 1999).

         On March 31, 1999, accrued and unpaid salary in the aggregate amount of $41,920 owed as of March 31, 1999 to Devendar S. Bains ($14,346), Tarlochan Bains ($25,474) and Nirmal Bains ($2,100) were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 5,465, 9,704 and 800 shares, respectively, to such persons (based upon the closing sales price of the Common Stock as of March 31, 1999).

         On June 30, 1999, accrued and unpaid salary in the aggregate amount of $57,546 owed as of June 30, 1999 to Devendar S. Bains ($27,424), Tarlochan Bains ($22,822) and Nirmal Bains ($7,300) were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 15,398, 12,815 and 4,099 shares, respectively, to such persons (based upon the closing sales price of the Common Stock as of June 30, 1999).

         On September 30, 1999, accrued and unpaid salary in the aggregate amount of $38,541 owed as of September 30, 1999 to Devendar S. Bains ($20,885), Tarlochan Bains ($12,986) and Nirmal Bains ($4,700), were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 3,358, 2,088 and 756 shares, respectively, to such persons (based upon the closing sales price of the Common Stock on September 29, 1999).

         On December 31, 1999, accrued and unpaid salary in the aggregate amount of $22,369 owed as of December 31, 1999 to Devendar S. Bains ($14,346), Tarlochan Bains ($5,923) and Nirmal Bains ($2,100), were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 3,566, 1,060 and 376 shares, respectively, to such persons (based upon the closing sales price of the Common Stock on December 31, 1999).

STOCK OPTION PLANS AND AGREEMENTS

         Incentive Option Plan - In May 1996, the directors of the Company adopted and the stockholders of the Company approved the adoption of the Company's 1996 Incentive Stock Option Plan ("Incentive Option Plan"). The purpose of the Incentive Option Plan is to enable the Company to encourage key employees and directors to contribute to the success of the Company by granting such employees and directors incentive stock options ("ISOs").

         The Incentive Option Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Committee") which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs or a combination thereof, and the number of shares to be subject to such options.

         The Incentive Option Plan provides for the granting of ISOs to purchase Common Stock at an exercise price to be determined by the Board of Directors or the Committee not less than the fair market value of the Common Stock on the date the option is granted.

         The total number of shares with respect to which options may be granted under the Incentive Option Plan is currently 1,500,000 (See, however, Proposal 2
- Amendment to 1996 Incentive Option Plan). ISOs may not be granted to an individual to the extent that in the calendar year in which such ISOs first become exercisable the shares subject to such ISOs have a fair market value on the date of grant in excess of $100,000. No option may be granted under the Incentive Option Plan after May 2006 and no option may be outstanding for more than ten years after its grant. Additionally, no option can be granted for more than five (5) years to a stockholder owning 10% or more of the Company's outstanding Common Stock and such options must have an exercise price of not less than 110% of the fair market value on the date of grant.

         Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash or in shares of Common Stock, or in a combination of both. The Company may lend to the holder of an option funds sufficient to pay the exercise price, subject to certain limitations.

         The Incentive Option Plan may be terminated or amended at any time by the Board of Directors, except that, without stockholder approval, the Incentive Option Plan may not be amended to increase the number of shares subject to the Incentive Option Plan, change the class of persons eligible to receive options under the Incentive Option Plan or materially increase the benefits of participants.

         As of September 30, 2000, 1,491,000 options to purchase Common Stock under the Incentive Option Plan were granted to certain employees, including Devendar Bains (1,000,000 options), Tarlochan Bains (100,000 options) and Nirmal Bains (50,000 options), the Company's Chief Executive Officer, Vice President-Sales and Marketing and Secretary, respectively. The options are fully vested, exercisable at $4.00 and expire on May 31, 2004. 30,000 options to purchase Common Stock were granted to each of Messrs. Detroja and Ritchie, Directors of the Company. These options are exercisable at $1.25, fully vested and expire on May 31, 2000. In addition, 85,000 options are exercisable at $3.25 per share, which vest over a period of time through December 31, 2002. Such options expire between November 1, 2003 and December 31, 2004. The 1,491,000 options granted under the Incentive Option Plan are referred to collectively as the "Employee Options". No determinations have been made regarding the persons to whom options will be granted in the future, the number of shares which will be subject to such options or the exercise prices to be fixed with respect to any option. See "Proposal 2 - Amendment to 1996 Incentive Option Plan."

                           PRINCIPAL STOCKHOLDERS AND
                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding shares of Common Stock by (i) any holder known to the Company owning more than five percent (5%) of the outstanding shares; (ii) each of the Company's executive officers and directors; and (iii) the directors and executive officers of the Company as a group:

Name of Beneficial           Number of Shares          Percentage (%) of
Owner*                       of Common Stock(1)        Ownership

Devendar S. Bains(2)            3,272,985                    38.44

Tarlochan Bains(3)                178,456                     2.36

Nirmal Bains(2)                 3,272,985                    38.44

Charles J. Ritchie(4)              30,000                      .40

Manish V. Detroja(5)               30,000                      .40

Harris Freedman(6)                466,389                     6.25

All Officers and
  Directors as a group
  (5 persons)(7)                3,511,441                    41.60

-------------
*        Unless otherwise indicated, the address of all persons listed in this section is c/o Amplidyne, Inc., 59 LaGrange Street, Raritan, NJ 08869 .

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-B of the Exchange Act.

(2) Mr. Devendar Bains is the husband of Mrs. Nirmal Bains and the brother of Mr. Tarlochan Bains. Mr. Devendar Bains is the record holder of 2,194,812 of such shares and Mrs. Nirmal Bains is the record holder of 28,173 of such shares. Includes 1,000,000 Employee Options which were granted to Mr. Devendar Bains. Includes 50,000 Employee Options which were granted to Ms. Nirmal Bains. See "Executive Compensation-Stock Option Plans and Agreements."

(3) Mr. Tarlochan Bains is the brother of Mr. Devendar Bains. Mr. Tarlochan Bains is the record holder of 78,456 of such shares. Includes 100,000 Employee Options. See "Executive Compensation - Stock Option Plans and Agreements."

(4) The address for such person is 92 Parker Road, Long Valley, NJ 07853. Includes 30,000 Employee Options. See "Executive Compensation - Stock Option Plans and Agreements."

(5) The address for such person is 925 Schwal Road, Hatfield, PA 19440. Includes 30,000 Employee Options. See "Executive Compensation - Stock Option Plans and Agreements."

(6) The address for this holder is 1241 Gulf of Mexico Drive, Longboat Key, Florida 34228. Includes shares owned by entities controlled by such shareholder.

(7) Includes 1,000,000 options held by Devendar Bains, 50,000 options held by Nirmal Bains, 100,000 options held by Tarlochan Bains, 30,000 options held by Mr. Detroja and 30,000 options held by Mr. Ritchie. See Notes 2, 3, 4 and 5.
                                  PROPOSAL TWO

                   AMENDMENT OF THE 1996 INCENTIVE OPTION PLAN

         In 1996, the Board of Directors and stockholders approved the adoption of the Incentive Option Plan. The Incentive Option Plan originally authorized up to 1,500,000 shares of Company Common Stock for grants of incentive stock options. The Board of Directors has amended the Incentive Option Plan, subject to stockholder approval, to authorize 350,000 additional shares for future awards (the "Plan Proposal").

         Because of the limited number of remaining shares that may be granted under the Incentive Option Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees and directors in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

         The Company intends to continue awarding options in order to attract and retain the services or advice of such directors and employees to provide additional incentive for such persons to exert maximum efforts for the success of the Company. For a summary of the principal features of the Incentive Option Plan, see "Stock Option Plans and Agreements." The proposed amendment to the Incentive Option Plan is set forth as Appendix B to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN PROPOSAL. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PLAN PROPOSAL.

                                 PROPOSAL THREE

         RATIFICATION OF SELECTION OF THE FIRM OF GRANT THORNTON, LLP AS
                 INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

         The Board of Directors, upon recommendation of the Audit Committee, concluded that the continued engagement of Grant Thornton, LLP as the Company's independent public accountants for the 2000 fiscal year was in the best interests of the Company. The Board of Directors recommends that stockholders ratify its choice of Grant Thornton, LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH PROPOSAL.

                              OTHER PROPOSED ACTION

         The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote thereon in accordance with the recommendation of the Board of Directors.

                           INCORPORATION BY REFERENCE

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, and the Company's Quarterly Reports on Form 10-QSB for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000, are incorporated herein by reference. Copies of such filings are being sent to stockholders together with this Proxy Statement.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

         If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2001 annual meeting of stockholders, that proposal must be presented to the Company's secretary prior to June 15, 2001.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                    AMPLIDYNE, INC.


November 30, 2000                   Devendar S. Bains,
                                    President

                                                                      APPENDIX A
                             AUDIT COMMITTEE CHARTER
                                       OF
                                 AMPLIDYNE, INC.

The Audit Committee is appointed by the Company's Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.       Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the senior internal auditing executive.

12. Review the significant reports to management prepared by the internal auditing department and management's responses.

13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that, to the extent applicable, the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17. Review with the independent auditor any problems or difficulties that they may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

(a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

(b)      Any changes required in the planned scope of the internal audit; and

(c)      The internal audit department responsibilities, budget and staffing.

18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Employee Handbook and/or Code of Conduct.

20. Review with the Company's General Counsel, or outside legal counsel, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Employee Handbook and/or Code of Conduct.

                                                                      APPENDIX B


                                 AMPLIDYNE, INC.
                           1996 INCENTIVE OPTION PLAN

         This Amplidyne, Inc. 1996 Incentive Option Plan (the "Incentive Option Plan") is hereby amended as follows:

         1. Section 5 of the Incentive Option Plan is amended to read as follows:

         5. THE SHARES. Subject to the provisions of Section 7, the aggregate number of Shares which may be issued under the Plan shall be 1,850,000. Such number of Shares may be set aside out of the authorized but unissued Shares not reserved for any other purpose or out of Shares held in or acquired for the treasury of the Company. If all or part of an option is unexercised, the Shares which were not exercised may again be available for grant under the Plan.

         2. Except as expressly amend, the provisions of the Incentive Option Plan shall remain in full force and effect.

         3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.

                                            Adopted by the Board of Directors
                                            this 14th day of November, 2000




                                            Approved by the Stockholders
                                            this      day of December, 2000
                                                 ----

                                                                           PROXY


                                 AMPLIDYNE, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINT(S) DEVENDAR S. BAINS AND TARLOCHAN BAINS WITH THE POWER OF SUBSTITUTION AND RESUBSTITUTION TO VOTE ANY AND ALL SHARES OF CAPITAL STOCK OF AMPLIDYNE, INC. (THE "COMPANY") WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE AS FULLY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT AT THE ANNUAL MEETING OF THE COMPANY, TO BE HELD ON DECEMBER 28, 2000, AT 11:00 A.M. LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, HEREBY REVOKING ANY PRIOR PROXIES TO VOTE SAID STOCK, UPON THE FOLLOWING ITEMS MORE FULLY DESCRIBED IN THE NOTICE OF ANY PROXY STATEMENT FOR THE ANNUAL MEETING (RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED):

1.       ELECTION OF DIRECTORS
         ---------------------

              VOTE

[  ]          FOR ALL NOMINEES LIST BELOW EXCEPT AS MARKED TO THE CONTRARY BELOW

[  ]          WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

[  ]          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
              NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

DEVENDAR S. BAINS, TARLOCHAN BAINS, CHARLES J. RITCHIE AND MANISH V. DETROJA

2.       AMENDMENT OF THE 1996 INCENTIVE OPTION PLAN
         -------------------------------------------

[  ]          FOR THE AMENDMENT OF THE 1996 INCENTIVE OPTION PLAN

[  ]          WITHHOLD AUTHORITY

[  ]          ABSTAIN

3.       RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, LLP AS INDEPENDENT
         ---------------------------------------------------------------------
AUDITORS OF THE COMPANY FOR FISCAL YEAR 2000.
---------------------------------------------

[  ]          FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, LLP.

[  ]          WITHHOLD AUTHORITY

[  ]          ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE FOUR (4) NOMINEES NAMED IN ITEM 1, THE AMENDMENT OF THE 1996 INCENTIVE OPTION PLAN IN ITEM 2, AND THE

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, LLP. AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2000 IN ITEM 3.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING POSTAGE PRE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMPLIDYNE, INC.

                                      DATED:___________________________________

                                      -----------------------------------------
                                      SIGNATURE

                                      -----------------------------------------
                                      SIGNATURE IF JOINTLY OWNED:

                                      -----------------------------------------
                                      PRINT NAME:

PLEASE SIGN EXACTLY AS THE NAME APPEARS ON YOUR STOCK CERTIFICATE. WHEN SHARES OF CAPITAL STOCK ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR CORPORATE OFFICER, PLEASE INCLUDE FULL TITLE AS SUCH. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A CORPORATION, SIGN IN THE FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A PARTNERSHIP, SIGN IN THE NAME OF THE PARTNERSHIP BY AN AUTHORIZED OFFICER.

         PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE